Exhibit 10.3

EXECUTION

GUARANTY

GUARANTY, dated as of June 19, 2015 (this “Guaranty”), by SEADRILL PARTNERS LLC, a Marshall Islands limited liability company (the “Guarantor”) in favor of SEADRILL LIMITED (the “Holder”).
W I T N E S S E T H:
WHEREAS, Seadrill Operating LP, a Marshall Islands limited partnership (the “Issuer”), has issued a $50 million promissory note, dated the date hereof (as amended, supplemented or otherwise modified from time to time after the date hereof, the “Note”),
WHEREAS, terms defined in the Note and used herein shall have the meanings herein as therein defined unless otherwise defined herein;
WHEREAS, the Note was issued by the Issuer in satisfaction of a portion of the Purchase Price of the Purchased Equity under the PSA (as defined in the Note);
WHEREAS, the Guarantor will receive substantial direct and indirect benefits as a result of the purchase of the Purchased Equity contemplated by the Note; and
WHEREAS, in connection with the issuance of the Note, the Guarantor is required to have executed and delivered this Guaranty for the benefit of the Holder;
NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Guaranty
(a)    The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due and in the currency due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or the Note of the Guarantor’s Allocated Portion of all principal, interest (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Issuer at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), expenses, indemnities or other amounts required to be paid by Issuer under the Note (the “Obligations”), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Issuer, whether now or hereafter existing, and whether due or to become due. This Guaranty constitutes a guaranty of payment and not of collection.
(b)    The Guarantor further agrees that, if any payment made by the Issuer or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, then, to the extent of such payment or repayment, the Guarantor’s liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment.
(c)    For purposes of this Guaranty, the “Guarantor’s Allocated Portion” is that percentage of the Obligations of the Issuer under this Note equal to the Guarantor’s percentage ownership interest in the Issuer as of the date this Guaranty is called upon by the Holder. Notwithstanding anything to the contrary contained herein, the Guarantor’s liability hereunder shall be limited to the Guarantor’s Allocated Portion of the Obligations and all amounts payable by the Guarantor under Section 15.

Section 2.    Authorization; Other Agreements
The Holder is hereby authorized, without notice to, or demand upon, the Guarantor, which notice and demand requirements are expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder, from time to time, to do each of the following:
(a)    supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of the Note, including any increase or decrease of principal or the rate of interest thereon;
(b)    waive or otherwise consent to noncompliance with any provision of the Note or any other instrument evidencing the Obligations, or any part thereof;
(c)    accept partial payments on the Obligations;
(d)    receive, take and hold security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;
(e)    settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;
(f)    add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Issuer or any other guarantor, maker or endorser;
(g)    apply to the Obligations any payment or recovery (x) from the Issuer, from any other guarantor, maker or endorser of the Obligations or any part of them or (y) from the Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others; or
(h)    refund (to the extent legally obligated to do so) at any time any payment received by the Holder in respect of any Obligation, and payment to the Holder of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded;
even if any right of reimbursement or subrogation or other right or remedy of the Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non‑judicial or other proceeding in respect of the Obligations that impairs any subrogation, reimbursement or other right of the Guarantor).
Section 3.    Guaranty Absolute and Unconditional
The Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following:
(a)    the invalidity or unenforceability of any of the Issuer’ obligations under the Note or any other agreement or instrument relating thereto, or any other guaranty of the Obligations or any part of them;
(b)    the absence of any attempt to collect the Obligations or any part of them from the Issuer or other action to enforce the same;

(c)    the disallowance in any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding (“Bankruptcy Proceeding”) of all or any portion of the Holder’s claim (or claims) for payment of the Obligations;
(d)    any Bankruptcy Proceeding commenced by or against the Issuer, the Guarantor or any of their respective subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;
(e)    failure by the Holder to file or enforce a claim against the Issuer or its estate in any Bankruptcy Proceeding;
(f)    any action taken by the Holder if such action is authorized hereby or by the Note;
(g)    any change in the corporate existence, structure, or ownership of the Issuer;
(h)    any defense, set-off or counterclaim (other than a defense of payment) which may at any time be available to or be asserted by the Guarantor or any other person against the Holder;
(i)    any requirement of law affecting any term of the Guarantor’s obligations under this Guaranty; or
(j)    any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.
Section 4.    Waivers
The Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Issuer. The Guarantor shall not, until the Obligations are irrevocably paid in full, assert any claim or counterclaim it may have against the Issuer or set off any of its obligations to the Issuer against any obligations of the Issuer to it.
Section 5.    Reliance
The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Issuer and any endorser and other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that the Holder shall not have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances.
Section 6.    Waiver of Subrogation and Contribution Rights
Until the Obligations have been irrevocably paid in full, the Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Holder or any part of them against the Issuer or any right of reimbursement or contribution or similar right against the Issuer by reason of this Guaranty or by any payment made by the Guarantor in respect of the Obligations.
Section 7.    Default; Remedies
The obligations of the Guarantor hereunder are independent of and separate from the Obligations. If any Obligation is not paid when due, or upon any Event of Default, the Holder may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Issuer or any other guarantor of the Obligations, or joining the Issuer or any other guarantor in any proceeding against the Guarantor.

Section 8.    Irrevocability
This Guaranty shall be irrevocable as to the Obligations (or any part thereof) until all monetary Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of the Guarantor or its successors or assigns, and at the cost and expense of the Guarantor or its successors or assigns, the Holder shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.
Section 9.    No Marshalling
The Guarantor consents and agrees that neither the Holder nor any Person acting for or on behalf of the Holder shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Obligations.
Section 10.    Representations and Warranties
(a)    Corporate Existence; Compliance with Law. The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
(b)    Power; Authorization; Execution. The Guarantor has the power and authority, and the legal right, to make, deliver and perform this Guaranty. The Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered on behalf of the Issuer.
(c)    No Consents. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by the Issuer in connection with (i) the execution, delivery, validity or enforceability of this Guaranty, or (iii) the performance of this Guaranty, except, in each case, for routine consents, authorizations, filings and notices required to be made in the ordinary course of business.
(d)    Enforceability. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(e)    No Legal Bar. The execution, delivery and performance of this Guaranty by the Guarantor will not violate any applicable law or any material agreement of the Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any requirement of applicable law or any such agreement.
Section 11.    Enforcement; Waivers; Amendments
(a)    No delay on the part of the Holder in the exercise of any right or remedy arising under this Guaranty or the Note or otherwise with respect to all or any part of the Obligations or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof.
(b)    None of the terms or provisions of this Guaranty may be waived, amended, supplemented or modified except with the prior written consent of the Holder and the Guarantor.
Section 12.    Successors and Assigns
This Guaranty shall be binding upon the Guarantor and upon the successors and assigns of the Guarantor and shall inure to the benefit of the Holder and its successors and assigns; all references herein to the Issuer and to the Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the

Guarantor and the Issuer shall include, without limitation, their respective receivers, trustees and debtors‑in‑possession. All references to the singular shall be deemed to include the plural where the context so requires.
Section 13.    Governing Law
This Guaranty, the rights and obligations of the parties hereto and all claims and causes of action arising out of this Guaranty shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
Section 14.    Notices
All notices, demands, requests, consents and other communications provided for in this Note shall be given in writing, and addressed to the party to be notified as follows:

To the Guarantor:	Seadrill Partners LLC Building 11, 2nd Floor Chiswick Business Park 566 Chiswick High Road London W4 6YS United Kingdom Attn: Mr. Graham Robjohns
To the Holder:	Seadrill Limited Par-la-Ville Place 14 Par-la-Ville Road Hamilton HM08 Bermuda Attn: Georgina Sousa, Secretary

Either party hereto may change its address, telephone number or facsimile number for notices and other communications hereunder by notice to the other party.  All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery.
Section 15.    Severability
Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
Section 16.    Costs and Expenses
The Guarantor agrees to pay or reimburse the Holder upon demand for all out-of-pocket costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel and costs of settlement), incurred by the Holder in enforcing this Guaranty against the Guarantor or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.
Section 17.    Entire Agreement

This Guaranty, taken together with all of the other documents executed and delivered by the Guarantor in connection with the Note, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.
Section 18.    Counterparts
This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts (including by telecopy or other electronic transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the day and year first set forth above.
SEADRILL PARTNERS LLC

By:	/s/ John T. Roche Name: John T. Roche Title: CFO

[SIGNATURE PAGE TO GUARANTY]

ACKNOWLEDGED AND AGREED
as of the date first above written:
SEADRILL LIMITED
By: /s/ Jon Olav Østhus
Name: Jon Olav Østhus
Title: Attorney

[SIGNATURE PAGE TO GUARANTY]